UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2025

Diversified Energy Company
(Exact name of registrant as specified in its charter)

Delaware	011-41870	41-2283606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Corporate Drive Birmingham, Alabama		35242
(Address of Principal Executive Office)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (205) 408-0909
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2())
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered, pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DEC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 26, 2025, Diversified Energy Company (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Report”) to disclose that it had closed on its previously announced acquisition of Canvas Energy Inc. (“Canvas”).

The Company is hereby filing this Current Report on Form 8-K/A (this “Amendment”) to amend Item 9.01 of the Original Report to present the required financial statements and pro forma financial information. Except for the filing of such financial statements and pro forma financial information, this Amendment does not otherwise modify or update the Original Report.

Item 9.01	Financial Statements and Exhibits
(a)    Financial Statements of Business Acquired.

The audited financial statements of Canvas as of and for the years ended December 31, 2024 and December 31, 2023, the related notes, and the financial statements of Canvas as of September 30, 2025 and for each of the nine months ended September 30, 2025 and 2024 (unaudited), are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

(b)    Pro Forma Financial Information.
The unaudited pro forma condensed combined statement of financial position of the Company as of September 30, 2025, and the unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2025, and for the fiscal year ended December 31, 2024, and notes thereto, are attached as Exhibit 99.3 to this Form 8-K/A and incorporated in this Item 9.01(b) by reference.

(d)    Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP.
99.1	Audited financial statements of Canvas as of and for the year ended December 31, 2024 and December 31, 2023.
99.2	Unaudited financial statements of Canvas as of September 30, 2025 and for each of the nine months ended September 30, 2025 and September 30, 2024.
99.3
Unaudited pro forma condensed combined statement of financial position of the Company as of September 30, 2025, and the unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2025 and for the fiscal year ended December 31, 2024.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Energy Company

February 6, 2026	By:	/s/ Benjamin M. Sullivan
Date		Benjamin M. Sullivan
Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary